UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07657

Oppenheimer Developing Markets Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 5/30/2014

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS        May 30, 2014*        Unaudited

	Shares	Value
Common Stocks—94.1%
Consumer Discretionary—16.7%
Automobiles—1.5%
Astra International Tbk PT	1,037,502,500	$629,348,279

Diversified Consumer Services—3.1%
Estacio Participacoes SA1	37,190,450	446,391,644
Kroton Educacional SA1	15,322,067	388,950,565
New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	16,756,391	432,650,015

		1,267,992,224

Hotels, Restaurants & Leisure—2.1%
Genting Bhd	157,365,600	476,667,651
Home Inns & Hotels Management, Inc., ADR[1,2]	5,905,674	186,087,788
Jollibee Foods Corp.	51,465,463	210,798,176

		873,553,615

Household Durables—0.3%
Cyrela Brazil Realty SA Empreendimentos e Participacoes[1]	22,271,300	131,422,839

Internet & Catalog Retail—0.9%
B2W Cia Digital[1,2]	9,895,458	126,326,875
Ctrip.com International Ltd., ADR[1,2]	3,431,175	190,155,719
JD.com, Inc., ADR[2]	2,177,979	54,449,475

		370,932,069

Media—2.8%
Grupo Televisa SAB, Sponsored ADR	15,910,406	537,771,723
Naspers Ltd., Cl. N	1,986,775	219,279,542

	Shares	Value
Media (Continued)
Zee Entertainment Enterprises Ltd.[1]	82,290,959	$372,808,728

		1,129,859,993

Multiline Retail—1.7%
Lojas Americanas SA, Preference[1]	93,094,600	552,259,623
Shinsegae Co. Ltd.[1]	683,063	139,820,304

		692,079,927
Textiles, Apparel & Luxury Goods—4.3%
Cie Financiere Richemont SA	5,041,629	532,180,029
LVMH Moet Hennessy Louis Vuitton SA	2,202,769	438,929,703
Prada SpA	100,897,310	756,240,978
Salvatore Ferragamo SpA	1,899,329	57,797,468

		1,785,148,178

Consumer Staples—18.8%
Beverages—8.0%
AMBEV SA, ADR	10,679,870	75,186,285
Anadolu Efes Biracilik Ve Malt Sanayii AS2	20,417,118	254,910,687
Carlsberg AS, Cl. B	7,389,171	769,915,374
Diageo plc	10,202,442	328,288,459
Fomento Economico Mexicano SAB de CV, UBD	46,746,690	443,887,210
Nigerian Breweries plc	182,089,345	197,026,624
Pernod-Ricard SA	4,656,660	571,500,397
SABMiller plc	8,926,834	497,276,167
Tsingtao Brewery Co. Ltd., Cl. H	22,950,000	179,938,441

		3,317,929,644

Food & Staples Retailing—6.0%
Almacenes Exito SA1	12,282,111	197,362,759
Almacenes Exito SA, GDR[1,4]	11,250,373	180,394,106
BIM Birlesik Magazalar AS	8,660,166	189,365,088
Cencosud SA	126,191,520	442,120,479

1    OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Shares	Value
Food & Staples Retailing (Continued)
CP ALL PCL	271,112,300	$375,744,471
InRetail Peru Corp.[2,4]	4,459,100	67,778,320
Magnit	4,081,317	1,031,639,804

		2,484,405,027

Food Products—2.6%
Tingyi Cayman Islands Holding Corp.	217,478,000	617,181,242
Ulker Biskuvi Sanayi AS	14,058,655	118,618,370
Want Want China Holdings Ltd.	238,277,000	330,295,020

		1,066,094,632

Household Products—0.4%
Hindustan Unilever Ltd.	7,681,247	77,659,717
Unilever Indonesia Tbk PT	32,278,500	80,580,303

		158,240,020

Personal Products—1.8%
Colgate-Palmolive India Ltd.[1]	7,361,930	172,703,192
Marico Ltd.	28,284,522	116,655,730
Natura Cosmeticos SA1	25,128,200	433,066,912

		722,425,834

Energy—9.8%
Energy Equipment & Services—2.3%
China Oilfield Services Ltd., Cl. H	78,612,000	193,904,162
Eurasia Drilling Co. Ltd., GDR	5,433,982	162,492,961
Tenaris SA, ADR	13,198,019	591,931,152

		948,328,275

Oil, Gas & Consumable Fuels—7.5%
CNOOC Ltd.	235,751,000	402,670,201
Genel Energy plc[2]	10,491,008	186,636,384
NovaTek OAO, Sponsored GDR	8,400,614	982,043,840
Petroleo Brasileiro SA, Cl. A, Sponsored ADR	59,220,302	884,159,109
Tullow Oil plc[1]	46,902,566	663,279,278

		3,118,788,812

	Shares	Value
Financials—18.7%
Commercial Banks—6.8%
Banco Bradesco SA, ADR	15,510,870	$216,376,636
Banco Davivienda SA, Preference	12,909,328	200,232,142
Bancolombia SA, Preference	2,288,427	31,974,439
Bancolombia SA, Sponsored ADR	4,021,405	224,112,901
Commercial International Bank Egypt SAE	40,502,097	201,122,690
Grupo Financiero Banorte SAB de CV, Cl. O	48,330,141	352,951,187
Grupo Financiero Inbursa SAB de CV, Cl. O	98,128,675	267,904,678
Guaranty Trust Bank plc	493,749,187	90,776,550
ICICI Bank Ltd., Sponsored ADR[2]	15,231,300	756,538,671
Turkiye Garanti Bankasi AS	81,485,215	332,099,066
Zenith Bank plc	833,613,361	130,108,021

		2,804,196,981

Consumer Finance—0.1%
Shriram Transport Finance Co. Ltd.	2,695,586	43,266,141

Diversified Financial Services—3.9%
BM&FBovespa SA1	144,771,198	709,542,362
Grupo de Inversiones Suramericana SA	4,612,215	93,068,062
Haci Omer Sabanci Holding AS1	101,919,631	495,542,343
Hong Kong Exchanges & Clearing Ltd.	16,673,882	310,452,521
Marico Kaya Enterprises Ltd.[2]	533,800	34,464

		1,608,639,752

Insurance—2.4%
AIA Group Ltd.	77,985,800	391,071,797
China Life Insurance Co. Ltd., Cl. H	699,000	1,912,521
Old Mutual plc	110,837,501	377,037,005

2    OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Shares	Value
Insurance (Continued)
Sul America SA1	27,659,033	$213,341,111

		983,362,434

Real Estate Management & Development—3.4%
Hang Lung Group Ltd.	39,349,750	221,643,091
Hang Lung Properties Ltd.	203,413,881	646,878,312
Multiplan Empreendimentos Imobiliarios SA	994,000	21,323,769
SM Prime Holdings, Inc.	732,394,672	280,810,562
Soho China Ltd.[1]	279,218,500	219,103,842

		1,389,759,576

Thrifts & Mortgage Finance—2.1%
Housing Development Finance Corp. Ltd.	59,452,868	884,797,244

Health Care—2.9%
Health Care Equipment & Supplies—0.8%
Mindray Medical International Ltd., ADR[1]	5,767,314	178,959,754
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H1	174,240,000	170,310,731

		349,270,485

Health Care Providers & Services—1.5%
Apollo Hospitals Enterprise Ltd.[1]	11,678,894	179,474,454
Bangkok Dusit Medical Services PCL, Cl. F	7,556,000	3,823,455
Diagnosticos da America SA1	27,005,600	177,200,518
Sinopharm Group Co. Ltd., Cl. H1	93,383,600	252,680,343

		613,178,770

Pharmaceuticals—0.6%
Cipla Ltd.	30,788,534	199,917,336
Dr Reddy’s Laboratories Ltd.	1,322,207	54,740,660

	Shares	Value
Pharmaceuticals (Continued)
Glenmark Pharmaceuticals Ltd.	373,818	$3,491,778

		258,149,774

Industrials—3.8%
Aerospace & Defense—0.8%
Embraer SA, ADR[1]	9,592,082	347,617,052

Industrial Conglomerates—1.6%
Jardine Strategic Holdings Ltd.	9,660,600	353,070,392
SM Investments Corp.	17,668,616	318,423,609

		671,494,001

Road & Rail—0.0%
Localiza Rent a Car SA	821,000	13,009,641

Transportation Infrastructure—1.4%
Airports of Thailand PCL	7,965,400	45,492,309
DP World Ltd.[3]	3,428,101	74,286,949
DP World Ltd.[3]	17,386,824	360,875,302
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	2,884,660	37,079,991
International Container Terminal Services, Inc.	17,255,270	42,601,434

		560,335,985

Information Technology—15.4%
Internet Software & Services—11.1%
Baidu, Inc., Sponsored ADR[2]	12,032,865	1,997,455,590
MercadoLibre, Inc.[1]	4,728,681	402,268,893
NAVER Corp.[1]	390,571	290,400,769
Tencent Holdings Ltd.	57,692,779	812,762,910
Yandex NV, Cl. A2	29,888,870	930,739,412
Youku Tudou, Inc., ADR[1,2]	9,146,300	178,352,850

		4,611,980,424

IT Services—2.4%
Infosys Ltd.	12,507,299	623,193,053

3    OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Shares	Value
IT Services (Continued)
Tata Consultancy Services Ltd.	9,916,961	$360,027,015

		983,220,068

Semiconductors & Semiconductor Equipment—1.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	192,556,429	771,696,993

Materials—5.3%
Chemicals—0.4%
Asian Paints Ltd.	18,280,035	156,432,993

Construction Materials—2.2%
Ambuja Cements Ltd.	55,533,653	204,722,109
Cementos Argos SA, Preference	18,056,555	103,123,235
Indocement Tunggal Prakarsa Tbk PT	91,974,200	178,582,165
Semen Indonesia (Persero) Tbk PT	143,000,800	180,525,082
Ultratech Cement Ltd.	6,356,819	256,329,955

		923,282,546

Metals & Mining—2.7%
Alrosa AO2	178,229,258	210,984,053
Glencore plc	140,698,080	763,451,148
Grupo Mexico SAB de CV	25,397,107	83,560,660
Vale SA	3,213,486	36,778,012

		1,094,773,873

Telecommunication Services—2.7%
Diversified Telecommunication Services—0.8%
Telefonica Brasil SA, ADR	16,523,306	332,283,684
Telefonica Brasil SA, Preference	32,400	647,190

		332,930,874

Wireless Telecommunication Services—1.9%
America Movil SAB de CV, Series L, ADR	17,669,792	341,557,079
MTN Group Ltd.	21,093,429	444,682,891

		786,239,970

Total Common Stocks (Cost $31,064,321,118)		38,884,184,945

	Shares	Value

Preferred Stock—0.1%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.[1] (Cost $14,986,481)	1,895,913,054	$24,384,733

	Units
Rights, Warrants and Certificates—0.1%
Genting Bhd Wts., Strike Price 7.96MYR, 12/18/18[2] (Cost $22,944,872)	36,522,500	32,509,913

	Shares
Investment Company—5.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[1,5] (Cost $2,057,850,543)	2,057,850,543	2,057,850,543

Total Investments, at Value (Cost $33,160,103,014)	99.3%	40,998,930,134
Assets in Excess of Other Liabilities	0.7	304,641,811

Net Assets	100.0%	$41,303,571,945

4    OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments

*	May 30, 2014 represents the last business day of the Fund’s reporting period. See accompanying Notes.

Strike price reported in U.S. Dollars, except for those denoted in the following currency: MYR Malaysian Ringgit

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross		Gross	Shares
	August 30, 2013[a]	Additions		Reductions	May 30, 2014
Almacenes Exito SA	10,903,912	1,378,199		—	12,282,111
Almacenes Exito SA, GDR	11,250,373	—		—	11,250,373
Apollo Hospitals Enterprise Ltd.	10,927,194	751,700		—	11,678,894
B2W Cia Digital	11,430,158	—		1,534,700	9,895,458
BM&FBovespa SA	102,094,998	42,676,200		—	144,771,198
Colgate-Palmolive India Ltd.	7,141,172	220,758		—	7,361,930
Ctrip.com International Ltd., ADR[b]	9,477,513	—		6,046,338	3,431,175
Cyrela Brazil Realty SA Empreendimentos e Participacoes	—	22,271,300		—	22,271,300
Diagnosticos da America SA	27,005,600	—		—	27,005,600
Embraer SA, ADR	7,685,582	1,906,500		—	9,592,082
Estacio Participacoes SA	39,761,750	—		2,571,300	37,190,450
Haci Omer Sabanci Holding AS	84,610,110	17,309,521		—	101,919,631
Home Inns & Hotels Management, Inc., ADR	5,075,273	1,695,795		865,394	5,905,674
Kroton Educacional SA	19,848,545	1,645,104		6,171,582	15,322,067
Lojas Americanas SA, Preference	64,689,480	28,405,120		—	93,094,600
MercadoLibre, Inc.	2,357,155	3,368,178		996,652	4,728,681
Mindray Medical International Ltd., ADR	—	5,767,314		—	5,767,314
MRV Engenharia e Partipacoes SA	34,231,900	—		34,231,900	—
Natura Cosmeticos SA	20,026,800	6,836,300		1,734,900	25,128,200
NAVER Corp.[b]	1,833,767	—		1,443,196	390,571
New Oriental Education & Technology Group, Inc., Sponsored ADR	19,214,506	—		2,458,115	16,756,391
NHN Entertainment Corp.	843,654	—		843,654	—
Oppenheimer Institutional Money Market Fund, Cl. E	1,543,137,005	4,375,760,482		3,861,046,944	2,057,850,543
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	175,850,000	—		1,610,000	174,240,000
Shinsegae Co. Ltd.	705,145	—		22,082	683,063
Sinopharm Group Co. Ltd., Cl. H	93,383,600	—		—	93,383,600
Soho China Ltd.	205,508,500	73,710,000		—	279,218,500
Sul America SA	27,659,033	—		—	27,659,033
Tullow Oil plc	33,207,916	13,694,650		—	46,902,566
Youku Tudou, Inc., ADR	7,561,870	2,787,550		1,203,120	9,146,300
Zee Entertainment Enterprises Ltd.	94,716,065	—		12,425,106	82,290,959
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	—	1,895,913,054	[c]	—	1,895,913,054

5    OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments Continued

	Value		Income		Realized Gain (Loss)
Almacenes Exito SA	$197,362,759		$2,345,374		$—
Almacenes Exito SA, GDR	180,394,106		1,987,572		—
Apollo Hospitals Enterprise Ltd.	179,474,454		—		—
B2W Cia Digital	126,326,875		—		(9,181,999)
BM&FBovespa SA	709,542,362		12,477,963		—
Colgate-Palmolive India Ltd.	172,703,192		3,211,413		—
Ctrip.com International Ltd., ADR[b]	—	[d]	—		133,213,620
Cyrela Brazil Realty SA Empreendimentos e Participacoes	131,422,839		2,943,566		—
Diagnosticos da America SA	177,200,518		1,225,404		—
Embraer SA, ADR	347,617,052		3,479,818		—
Estacio Participacoes SA	446,391,644		3,522,089		11,680,878
Haci Omer Sabanci Holding AS	495,542,343		4,139,510		—
Home Inns & Hotels Management, Inc., ADR	186,087,788		—		(3,933,299)
Kroton Educacional SA	388,950,565		3,260,678		84,172,435
Lojas Americanas SA, Preference	552,259,623		3,593,367	[e]	—
MercadoLibre, Inc.	402,268,893		1,065,965		43,084,351
Mindray Medical International Ltd., ADR	178,959,754		1,855,840		—
MRV Engenharia e Participacoes SA	—		—		(50,821,676)
Natura Cosmeticos SA	433,066,912		10,862,649		(11,956,761)
NAVER Corp.[b]	—	[d]	367,337		563,846,039
New Oriental Education & Technology Group, Inc., Sponsored ADR	432,650,015		6,340,787		7,975,594
NHN Entertainment Corp.	—		—		37,941,700
Oppenheimer Institutional Money Market Fund, Cl. E	2,057,850,543		1,420,278		—
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	170,310,731		755,417		(112,492)
Shinsegae Co. Ltd.	139,820,304		521,735		(20,064,377)
Sinopharm Group Co. Ltd., Cl. H	252,680,343		—		—
Soho China Ltd.	219,103,842		9,892,318		—
Sul America SA	213,341,111		4,467,319		—
Tullow Oil plc	663,279,278		6,186,650	[e]	—
Youku Tudou, Inc., ADR	178,352,850		—		8,312,842
Zee Entertainment Enterprises Ltd.	372,808,728		—		8,294,474
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	24,384,733		134,569		—

Total	$10,030,154,157		$86,057,618		$802,451,329

a.	August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See accompanying Notes.
b.	No longer an affiliate as of May 30, 2014
c.	All or a portion are the result of a corporate action.
d.	The security is no longer an affiliate; therefore, the value has been excluded from this table.
e.	All or a portion of the transitions were the result of non-cash dividends.
2.	Non-income producing security.
3.	The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.
4.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $248,172,426 or 0.60% of the Fund’s net assets as of May 30, 2014.
5.	Rate shown is the 7-day yield as of May 30, 2014.

6    OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
China	$6,398,870,603	15.6%
Brazil	5,105,883,827	12.5
India	4,487,177,975	10.9
Russia	3,317,900,070	8.1
Mexico	2,064,712,529	5.0
United States	2,057,850,543	5.0
United Kingdom	2,052,517,294	5.0
Hong Kong	1,923,116,112	4.7
Turkey	1,390,535,553	3.4
Switzerland	1,295,631,176	3.2
Indonesia	1,069,035,829	2.6
Colombia	1,030,267,643	2.5
France	1,010,430,100	2.5
Philippines	852,633,781	2.1
Italy	814,038,446	2.0
Taiwan	771,696,993	1.9
Denmark	769,915,374	1.9
South Africa	663,962,433	1.6
Luxembourg	591,931,152	1.4
Malaysia	509,177,564	1.2
Chile	442,120,479	1.1
United Arab Emirates	435,162,251	1.1
South Korea	430,221,073	1.0
Thailand	425,060,236	1.0
Nigeria	417,911,195	1.0
Argentina	402,268,893	1.0
Egypt	201,122,690	0.5
Peru	67,778,320	0.2

Total	$40,998,930,134	100.0%

7    OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS    May 30, 2014    Unaudited

Oppenheimer Developing Markets Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Quarterly and Annual Periods. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily

8    OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Securities Valuation (Continued)

available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

9    OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These

10    OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Securities Valuation (Continued)

data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of May 30, 2014 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,401,114,720	$5,479,222,404	$—	$6,880,337,124
Consumer Staples	272,212,909	7,476,882,248	—	7,749,095,157
Energy	1,476,090,261	2,591,026,826	—	4,067,117,087
Financials	1,417,912,779	6,296,074,885	34,464	7,714,022,128
Health Care	178,959,754	1,041,639,275	—	1,220,599,029
Industrials	421,904,001	1,170,552,678	—	1,592,456,679
Information Technology	3,508,816,745	2,858,080,740	—	6,366,897,485
Materials	—	2,174,489,412	—	2,174,489,412
Telecommunication Services	673,840,763	445,330,081	—	1,119,170,844
Preferred Stock	24,384,733	—	—	24,384,733
Rights, Warrants and Certificates	32,509,913	—	—	32,509,913
Investment Company	2,057,850,543	—	—	2,057,850,543

Total Assets	$11,465,597,121	$29,533,298,549	$34,464	$40,998,930,134

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

11    OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Securities Valuation (Continued)

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Staples	$(181,600,146)	$181,600,146

Total Assets	$(181,600,146)	$181,600,146

*	Transferred from Level 1 to Level 2 due to the absence of a readily available unadjusted quoted market price.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 30, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$33,190,460,297
Federal tax cost of other investments	27,772,248

Total federal tax cost	$33,218,232,545

Gross unrealized appreciation	$9,989,956,955
Gross unrealized depreciation	(2,210,575,960)

Net unrealized appreciation	$7,779,380,995

12    OPPENHEIMER DEVELOPING MARKETS FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Developing Markets Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 7/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 7/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 7/9/2014